                                                                    EXHIBIT 10.6

                       MULTILINK TECHNOLOGY CORPORATION

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     THIS INVESTORS' RIGHTS AGREEMENT is made as of March 31, 2000 by and among Multilink Technology Corporation, a California corporation (the "Company"), and the First Series A Purchasers, the Second Series A Purchasers, the Series B Purchasers, and the Purchasers subsequently added pursuant to Section 6.12 hereof ("Additional Purchasers"), each of which is listed on the signature pages attached hereto (collectively, the "Purchasers").

                               R E C I T A L S:
                               ---------------

     WHEREAS, the Company and the First Series A Purchasers entered into (a) that certain Series A Convertible Preferred Stock Purchase Agreement dated as of June 11, 1999, and amended January 20, 2000 (the "First Series A Purchase Agreement") providing for, among other things, the sale by the Company and the several purchase by the First Series A Purchasers of shares of the Company's Series A Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred") and (b) that certain Investor Rights Agreement dated as of June 11, 1999 (the "First Series A Investor Rights Agreement");

     WHEREAS, the Company and the Second Series A Purchasers entered into (a) that certain Series A Convertible Preferred Stock Purchase Agreement dated as of September 28, 1999, and amended January 20, 2000 (the "Second Series A Purchase Agreement") providing for, among other things, the sale by the Company and the several purchase by the Second Series A Purchasers of shares of the Series A Preferred and (b) that certain the Investor Rights Agreement dated as of September 28, 1999 (the "Second Series A Investor Rights Agreement" and together with the First Series A Investor Rights Agreement, "Series A Investor Rights Agreements");

     WHEREAS, the Company and the Series B Purchasers are entering into that certain Series B Convertible Preferred Stock Purchase Agreement dated of even date herewith (the "Series B Purchase Agreement") providing for, among other things, the sale by the Company and the several purchase by the Series B Purchasers of shares of the Company's Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred");

     WHEREAS, the sale of the Series B Preferred to the Series B Purchasers is conditioned upon the rights set forth herein, including the registration rights set forth herein, being extended to each of such Purchasers, and the Company desires to extend such rights herein;

     WHEREAS, the Company, the First Series A Purchasers and the Second Series A Purchasers now desire to amend and restate the First Series A Investor Rights Agreement and the Second Series A Investor Rights Agreement in their entirety to combine such agreements into a single agreement and to add the Series B Purchasers and Additional Purchasers as parties and to read as set forth below.

     NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

     1.   Registration Rights.
          -------------------

          1.1. Certain Definitions.  As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

          "Affiliate" of any person or entity shall mean any other Person or
           ---------
entity which, directly or indirectly, controls, is controlled by or is under common control with such Person or entity.

          "Blue Sky Laws" shall mean state securities laws and applicable
           -------------
regulations.

          "Board of Directors" shall mean the Board of Directors of the Company.
           ------------------

          "Class B Common Stock" shall mean the Class B Common Stock of the Company, par value $0.0001 per share.

          "Commission" shall mean the Securities and Exchange Commission of the
           ----------
United States or any other U.S. federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Class A Common Stock of the Company,
           ------------
par value $0.0001 per share and/or the Class B Common Stock, as applicable.

          "Holder" shall mean each of the Purchasers (and their transferees as
           ------
permitted by Section 1.11) holding Registrable Securities or securities convertible into or exercisable for Registrable Securities.

          "Initiating Holders" shall mean Holders who in the aggregate hold at
           ------------------
least fifty percent (50%) of the Registrable Securities and join in a request referred to in Section 1.2(a).

          "Market Stand-Off Period" shall have the meaning set forth in Section
           -------------------------
1.12.

          "Other Holders" shall mean holders of Company securities, other than
           -------------
Holders, proposing to distribute their securities pursuant to a registration referred to in this Agreement.

          "Preferred Stock" shall mean the Series A Preferred and the Series B
           ---------------
Preferred.

          "Registrable Securities" shall mean any Common Stock hereafter
           ----------------------
acquired by any Holder issued or issuable on conversion of any Series A Preferred or Series B Preferred now held or hereafter acquired by any Holder, excluding shares of Common Stock that have been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, including, but not limited to, a registration pursuant to which such shares have been disposed of in accordance with the registration statement covering them, (B) distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, or (C) sold or transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that a new certificate(s) or other evidence of ownership for such shares not bearing restrictive legends have been delivered and no other restrictions on transfer exist.

     The terms "register," "registered" and "registration" refer to a
                ---------   ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, excluding Selling Expenses
      ---------------------
(as defined below) except as otherwise stated below, incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and of the independent accountants for the Company and Blue Sky fees and expenses. Registration Expenses specifically shall exclude Selling Expenses and the fees and disbursements of counsel representing any Selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Notice" shall have the meaning set forth in Section 1.2.
      -------------------

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission thereunder, or any similar United States federal statute.

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and stock transfer taxes applicable to the securities registered by Holders and any fees, expenses or other disbursements of any underwriter or agent acting on behalf of any Holders. Such expenses shall be borne by the Holders or the underwriter or agent, as agreed between the Holders and the underwriter or agent.

     "Selling Holders" shall mean each Holder who holds Registrable Securities
      ---------------
included in a registration statement under the Securities Act pursuant to this Agreement.

     1.2. Requested Registrations.
          -----------------------

          (a)  Request for Registration.  In the event the Company shall
               ------------------------
receive from the Initiating Holders a written request that the Company effect any registration with respect to not less than fifty percent (50%) of the then-outstanding Registrable Securities with an anticipated aggregate offering price, net of any underwriting discounts and commissions, in excess of Ten Million dollars ($10,000,000) (a "Registration Notice"), the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders pursuant to Section 6.2; and

               (ii) as soon as reasonably practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable Blue Sky Laws or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company from any Holder within fifteen (15) days after the request from the Initiating Holders. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.2:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) Prior to six (6) months after the effective date of the Company's first registered public offering of its stock;

                    (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (D) After the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

                    (E) If the Company shall furnish to such Holders a certificate signed by an officer of the Company stating that, in the good faith judgment of the Board of Directors (excluding for all purposes the vote of any member of the Board of Directors who is a representative or Affiliate of any of the Initiating Holders), (i) it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, or
(ii) that a material event has occurred that has not been disclosed publicly and, if disclosed, would have a detrimental effect on the Company or its ability to consummate the offering under the registration requested hereunder, then the Company's obligation to use its best efforts to register under this Section 1.2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders, but in no event shall the Company be required to file any such registration statement sooner than forty-five (45) days following such request.

               (b)  Underwriting.  In the event that a registration pursuant to
                    ------------
this Section 1.2 is for a registered public offering involving an underwriting, the Company so shall advise the Holders as part of the notice given pursuant to
Section 1.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. The Company shall enter (together with all Holders and Other Holders proposing to distribute their securities through such underwriting) into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company so shall advise all Holders and Other Holders proposing to distribute their securities through such underwriting, and the number of shares that may be included in the registration and underwriting shall be allocated, first, among all participating Holders in proportion, as nearly as practicable,
-----
to the respective amounts of Registrable Securities on an as-converted basis held by such Holders at the time of filing the registration statement and, second, among any Other Holders in proportion to the number of shares proposed
------
be included in such registration by such Other Holders (or in such other proportion as the Company and/or such Other Holders determine). No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or Other Holder to the nearest one hundred (100) shares. If any Holder or Other Holder desires to withdraw from the registration, it may do so only during the period of time and on the terms agreed to by such Holder or Other Holder, the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn also shall be withdrawn from registration and shall not be transferred in a public distribution prior to one hundred eighty
(180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require pursuant to Section 1.12.

     1.3. Company Registrations.
          ---------------------

          (a)  Notice of Registration.  If at any time or from time to time the
               ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to stock option or other employee benefit plans,
(ii) a registration relating solely to a Commission Rule 145 transaction, or
(iii) a registration on Form S-4 or Form S-8 or any form substituted therefor, the Company will:

               (i) promptly give to each Holder written notice thereof pursuant to Section 6.2 hereof; and

               (ii) include in such registration (and any related qualification under Blue Sky Laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests received by the Company from any Holder within fifteen (15) days after such Holder's receipt of such written notice from the Company.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company so shall advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter, together with the Company and Other Holders, into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated, (1) if the registration has been initiated by the Company (and not at the demand of Other Holders exercising contractual "demand" registration rights similar to those set forth in Sections 1.2 and 1.4 hereof ("Other Demand Holders")), first, to the Company, and second, among the
                                  -----                      ------
participating Holders and Other Holders in proportion to the number of shares proposed to be included in the registration by such Holders and Other Holders, respectively, and (2) if the registration is being made at the demand of Other Demand Holders, first, among the Other Demand Holders and, if applicable, the
                -----
Company, in such manner as the Other Demand Holders and the Company have agreed or then agree, and second, among the participating Holders in proportion to the
                   ------
number of shares proposed to be included in such registration by such Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Other Holder to the nearest one hundred (100) shares. If any Holder or Other Holder desires to withdraw from the registration, it may only do so during the period of time and on the terms agreed to by such Holder or Other Holder, the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require pursuant to Section 1.12.

          (c)  Right to Terminate Registration.  The Company shall have the
               -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration; provided, however, if the Holders elect to use their demand registration right, pursuant to Section 1.2 hereof, then such registration shall be governed by
Section 1.2 and it shall not be terminated, except as set forth in Section 1.2(a)(ii).

     1.4. Registrations on Form S-3.
          -------------------------

          (a)  Request for Registration.  If at any time or from time to time
               ------------------------
any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities with a reasonably anticipated aggregate price to the public of at least One Million Dollars ($1,000,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts (i) to cause such Registrable Securities to be registered for the offering on such form (but in no event shall the Company be required to file any such registration statement sooner than thirty (30) days following such request) and (ii) to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of Section 1.2(b) shall be applicable to each such registration initiated under this Section 1.4 involving an underwriting.

          (b)  Limitations.  Notwithstanding the foregoing, the Company shall
               -----------
not be obligated to take any action pursuant to this Section 1.4:

               (i) more than once in any twelve (12)-month period (including any registration made pursuant to Section 1.2 herein);

               (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (iii) if the Company, within twenty (20) days of the receipt of the request of the Initiating Holders requesting registration under this Section 1.4, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

               (iv) within a six (6) month period immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to a stock option or other employee benefit plan);

               (v) if the Company shall furnish to such Initiating Holders a certificate signed by an officer of the Company stating that in the good faith judgment of the Board of Directors (excluding for all purposes the vote of any member of the Board of Directors who is a representative or Affiliate of any of the Initiating Holders) (i) it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, or
(ii) that a material event has occurred that has not been disclosed publicly and, if disclosed, would have a detrimental effect on the Company or its ability to consummate the offering under the registration requested hereunder, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period.

     1.5. Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date hereof, the Company will not enter into any agreement with any Holder, Other Holder or prospective holder of the Company's securities which agreement is in conflict with the provisions hereof.

     1.6. Expenses of Registration.
          ------------------------

          (a)  Registration Expenses.  The Company shall bear all Registration
               ---------------------
Expenses incurred in connection with all registrations pursuant to Sections 1.2,
1.3 and 1.4. In the event any Initiating Holders withdraw a Registration Notice, abandon a registration statement or, following an effective registration pursuant to Section 1.2 hereof, do not sell Registrable Securities, then all Registration Expenses in respect of such Registration Notice shall be borne, at the Initiating Holders' option, either by the Initiating Holders or by the Company (in which case, if borne by the Company, such withdrawn or abandoned registration shall be deemed to be an effective registration for purposes of Section 1.2(a)(ii)(D) hereof).

          (b)  Selling Expenses.  All Selling Expenses relating to securities
               ----------------
registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

     1.7. Registration and Qualification.  If and whenever the Company is
          ------------------------------
required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will as promptly as is practicable:

          (a) prepare and file with the Commission, within the time frame set forth in the penultimate paragraph of Section 1.2(a) hereof, and use its best efforts to cause to become effective, a registration statement under the Securities Act relating to the Registrable Securities to be offered on such form as the Initiating Holders, or if not filed pursuant to Section 1.2 or Section
1.4 hereof, the Company, determines and for which the Company then qualifies;

          (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or the expiration of ninety (90) days after such registration statement becomes effective; provided that such ninety (90) day period shall be extended in the case of a registration pursuant to Section 1.2 hereof for such number of days that equals the number of days elapsing from (i) the date the written notice contemplated by Section 1.7(f) hereof is given by the Company to (ii) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by Section 1.7(f) hereof;

          (c) furnish to the Selling Holders and to any underwriter of Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter reasonably may request;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment;

          (e) if requested by an Initiating Holder, (i) furnish to each Selling Holder an opinion of counsel for the Company addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to each Selling Holder a "comfort" or "special procedures" lever addressed to each Selling Holder and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders reasonably may request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f) notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case
(i) or (ii) at the request of a Selling Holder prepare and furnish to such Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) use its best efforts to list all such Registrable Securities covered by such registration statement on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed, and to pay all fees and expenses in connection therewith; and

          (h) upon the transfer of shares by a Selling Holder in connection with a registration hereunder, furnish unlegended certificates representing ownership of the Registrable Securities being sought in such denominations as shall be requested by the Selling Holders or the underwriters.

     1.8. Indemnification.
          ---------------

          (a)  By Company.  To the extent permitted by law, the Company will
               ----------
indemnify and hold harmless each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus included within such registration statement or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration. The Company will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or controlling person specifically for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 1.8(a) to reimburse legal fees and expenses of more than one separate counsel for the Holders. The Company will also indemnify underwriters participating in the distribution, and each person who controls such underwriters within the meaning of Section 16 of the Securities Act, to the same extent customarily requested by such persons in similar circumstances.

          (b)  By Holders.  To the extent permitted by law, each Selling Holder
               ----------
will indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Selling Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Selling Holders, such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Selling Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the shares sold by such Selling Holder, unless such liability arises out of or is based on willful misconduct by such Selling Holder. The Company also shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as customarily furnished by such persons in similar circumstances.

          (c)  Procedure for Indemnification.  Each party indemnified under
               -----------------------------
paragraph (a) or (b) of this Section 1.8 (the "Indemnified Party") promptly (but in any event no more than fifteen (15) days) after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, shall notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof, providing reasonable detail of such claim or action together with copies of all correspondence received by the Indemnified Party in connection therewith;

provided that the failure of the Indemnified Party to notify the Indemnifying Party within the time period required shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 1.8, unless the Indemnifying Party was prejudiced materially by such failure, and in no event shall relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof in writing within the time period required above and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes (if the Indemnified Party is a Selling Holder, jointly with any other similarly notified Indemnifying Party), to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section 1.8 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the written advice of counsel that the representation of both parties by the same counsel would cause an actual and material conflict of interest between them, or (ii) in the event the Indemnifying Party has not assumed the defense thereof within fifteen (15) business days of receipt of written notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel for all Indemnified Parties reasonably acceptable to the Indemnifying Party shall be paid by the Indemnifying Party. If the Indemnified Parties employ such separate counsel they will not enter into any settlement agreement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief (other than monetary damages for which the Indemnifying Party shall be responsible hereunder) shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, and, except as set forth above, at its sole expense, and the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the fees and costs thereof.

          (d)  Contribution.  If the indemnification provided for in this
               ------------
Section 1.8 shall for any reason be held to be unenforceable by a court of competent jurisdiction although applicable in accordance with its terms to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, in lieu of indemnifying such Indemnified Party, each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to (i) information supplied specifically for use in any registration statement, prospectus, offering circular or other similar document by the Indemnifying Party on the one hand or the Indemnified Party on the other, (ii) the intent of the parties and their relative knowledge, (iii) access to information and (iv) opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Company. In no event, however, shall a Holder of Registrable Securities be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 1.8, each officer of the Company who signed a registration statement relating to the offering to which any losses, claims, damages or liabilities or actions relate, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

          (e)  Survival.  The obligations of the Company and Holders under this
               --------
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.9.  Information by Holder.  Holders including any Registrable Securities
           ---------------------
in any registration promptly shall furnish to the Company in writing such information regarding such Holders as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

     1.10. Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");

           (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

           (c) Furnish to any Holder forthwith upon prior written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     1.11. Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted Holders under Sections 1.2, 1.3 and 1.4 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws; (b) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder; and (c) such assignee or transferee agrees in writing to be bound by the terms of this Agreement and assumes all of the obligations of the transferring Holder hereunder. No transfer or assignment will divest a Holder or any subsequent owner of such rights and powers unless all Registrable Securities are transferred or assigned.

     1.12. Market Stand-Off Agreement.  Each Holder hereby agrees that, for so
           --------------------------
long as such Holder holds at least one percent (1%) of the then outstanding voting securities of the Company, during the period of duration specified by the Company or, if applicable, an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act ("Market Stand-Off Period"), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who consent in writing to be similarly bound) any securities of the Company held by it at any time during such period, except Common Stock included in such registration; provided, however, that:

           (a) such Market Stand-Off Period shall be applicable only to the first two (2) such registration statements of the Company which cover Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

           (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

           (c) such Market Stand-Off Period shall not (i) exceed one hundred eighty (180) days in connection with the first registration statement of the Company, which covers Common Stock or other securities to be sold on its behalf to the public and (ii) exceed ninety (90) days with respect to any subsequent registration statement.

     Notwithstanding the foregoing, the obligations described in this Section
1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule

145 transaction on Form S-4, Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

          This Section 1.12 shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 1.11, and if requested by the Company, any such transferee or assignee shall confirm in writing its agreement to be bound by the provisions hereof.

          1.13. Termination of Registration Rights.  Except for the provisions
                ----------------------------------
of Section 1.12, the registration rights granted in Sections 1.2, 1.3 and 1.4 shall terminate, with respect to each Holder, the sooner of such time as (a) all Registrable Securities held by such Holder can be sold pursuant to Rule 144(k) without compliance with the registration requirements of the Securities Act, or
(b) all Registrable Securities held by such Holder can be sold pursuant to Rule 144 in a single transaction without compliance with the registration requirements of the Securities Act. The respective indemnities, representations and warranties of the Purchasers and the Company shall survive such termination.

     2.   Information Rights.
          ------------------

          2.1. Financial Information.  The Company will provide to each
               ---------------------
Purchaser the following information:

               (a) As soon as reasonably practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP") and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and all certified by a nationally recognized public accounting firm.

               (b) As soon as reasonably practicable after the end of each fiscal quarter and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, consolidated statements of income, consolidated statements of changes in financial condition, and a consolidated statement of cash flow of the Company and its subsidiaries for such quarter and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding quarters in the previous fiscal year, and setting forth in comparative form the budgeted figures for such quarter and for the current fiscal year then reported, prepared in accordance with GAAP (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting of ricer of the Company.

               (c) An annual operating plan and budget for the next fiscal year of the Company containing revenue projections, profit and loss projections, cash flow projections, and capital expenditures, all on a quarterly basis, as soon as it is available but in any event within forty-five (45) days prior to the end of the current fiscal year.

               (d) The rights granted pursuant to this Section 2.1 may not be assigned or otherwise conveyed by any Purchaser or by any subsequent transferee of any such rights without the prior written consent of the Company.

          2.2. Additional Information.  The Company will allow each Purchaser
               ----------------------
holding at least five percent (5%) of the Company's outstanding securities to visit and inspect any of the properties of the Company (at reasonable times and upon reasonable advance notice but in any event no more than two (2) times per calendar year) and will deliver or provide to each Purchaser with reasonable promptness such information and data, including access to books, records, officers and accountants, with respect to the Company and its subsidiaries as any such Purchaser may from time to time reasonably request; provided, however,
                                                             --------  -------
that (a) the Company shall not be obligated to provide any information that it considers in good faith to be a trade secret or to contain confidential or classified information, (b) the provisions of this Section 2.2 shall not be applicable to any Purchasers during such time as any Purchaser has a representative who is a member of the Board of Directors, and (c) with respect to any such information and data not contained in regularly prepared reports of the Company, the Purchaser requesting the same shall reimburse the Company for any reasonable costs incurred by the Company in providing such information, data or access.

          2.3. Confidential Treatment of Information.
               -------------------------------------

               (a) Each Purchaser agrees to maintain the confidentiality of all nonpublic information obtained by it from the Company which is either non-public, confidential or proprietary in nature, including, but not limited to, any and all information required to be provided by the Company to the Purchasers hereunder, under the First Series A Purchase Agreement, the Second Series A Purchase Agreement or the Series B Purchase Agreement, and not to use or disclose any such information for any reason, in whole or in part, except as set forth below or in respect of evaluating its purchase of securities from the Company; provided, that (a) each Purchaser may disclose such information, to the extent required by law, in connection with the sale or transfer of any Preferred Stock or the Common Stock issued upon conversion thereof if such Purchaser's transferee agrees in writing to be bound by the provisions hereof, and (b) each Purchaser may disclose such information (i) at the written request of any applicable governmental regulatory authority, (ii) pursuant to subpoena or other court process, (iii) when required to do so in accordance with the provisions of any applicable law as evidenced by a written opinion of counsel reasonably satisfactory to the Company, and (iv) to the Purchaser's officers, agents, representatives, independent auditors and other professional advisors on a need-to-know basis; provided, such persons acknowledge in writing that they are bound by the Purchaser's confidentiality obligations hereunder; provided, however, that with respect to subsections (b)(i) and (b)(ii) above, the Company shall be provided prompt notice of such request, subpoena or process and shall be given reasonable opportunity to seek a protective order or other appropriate remedy.

               (b) It is agreed that money damages would not be a sufficient remedy for any breach of Section 2.3(a) by any Purchaser or its representatives and that the Company shall be entitled to injunctive relief, specific performance and/or other appropriate equitable remedies for such breach. Such remedies shall not be deemed to be the exclusive remedy for breach of Section 2.3(a) but shall be in addition to all remedies available under law or in equity.

     3.   Right of First Refusal.
          ----------------------

          3.1. General.  Except for (i) securities issued pursuant to
               -------
conversion rights applicable to the Preferred Stock, (ii) securities issued pursuant to conversion rights applicable to the Class B Common Stock (iii) securities issued in a public offering pursuant to an effective registration statement under the Securities Act, (iv) securities issued pursuant to the Company's acquisition of another corporation, or all or a portion of its assets, by merger, purchase of assets or other corporate reorganization, (v) securities issued in connection with any stock split, recapitalization or stock dividend of the Company, (vi) securities issued after the date hereof to employees, officers, or directors of, or contractors, consultants or advisors to, the Company pursuant to stock purchase or stock option plans, warrants, stock bonuses or awards, contracts or other arrangements that are approved by the Board of Directors, (vii) warrants or other securities issued to financial institutions or lenders in connection with lease lines or loans approved by the Board of Directors, (viii) securities issued to technology providers or in connection with joint venture, partnering or development agreements approved by the Board of Directors (including, without limitation, any warrants issued to International Business Machines Corporation ("IBM") pursuant to a proposed technological access agreement between the Company and IBM), (ix) securities issued pursuant to the Series B Purchase Agreement, (x) Warrants issued pursuant to the First Series A Purchase Agreement or the Second Series A Purchase Agreement (as defined therein) or (xi) securities issued upon exercise of the Warrants (collectively, the securities described in items (i) through (xi) above are referred to herein as the "Excluded Securities"), the Company will not authorize or issue any shares of stock of the Company of any class and will not authorize, issue or grant any options, warrants, conversion rights or other rights to purchase or acquire any shares of stock of the Company of any class without offering the Purchasers the right of first refusal described below.

          3.2. Right of First Refusal.  Each Purchaser shall have a right of
               ----------------------
first refusal to purchase an amount of securities of the Company of any class or kind which the Company proposes to sell (other than the Excluded Securities) sufficient to maintain such Purchaser's proportionate beneficial ownership interest in the Company. If the Company wishes to make any such sale of its securities, it shall give the Purchasers written notice of the proposed sale. The notice shall set forth (a) the Company's bona fide intention to offer such shares and (b) the material terms and conditions of the proposed sale (including the number of shares to be offered and the price, if any, for which the Company proposes to offer such shares), and shall constitute an offer to sell such securities to the Purchaser on such terms and conditions. A Purchaser may accept such offer by delivering a written notice of acceptance to the Company within ten (10) days after such Purchaser has received notice of the proposed sale in accordance with Section 6.2 hereof. Any Purchaser exercising its right of first refusal shall be entitled to participate in the purchase of such securities on a pro rata basis to the extent necessary to maintain such Purchaser's proportionate beneficial ownership interest in the Company (for purposes of determining the pro rata interest of the Purchaser, any Purchaser or Other Holder shall be treated as owning that number of shares of Common Stock into which any outstanding convertible securities (or convertible securities for which any outstanding options or warrants may be exercised) may be converted and for which any outstanding options or warrants may be exercised). If the Company does not enter into an agreement for the sale of such shares within ninety (90) days after the receipt of the Purchaser's written notice of acceptance, the right provided hereunder shall be deemed to be revived and all future shares of stock of the Company of any class shall not be offered unless first re-offered to the Purchasers in accordance with this Section 3. A Purchaser shall be entitled to apportion the right of first refusal hereby granted among itself and its partners and Affiliates in such proportions it deems appropriate.

          3.3. Issuances by Subsidiaries.  If a subsidiary of the Company
               -------------------------
issues any of its securities to any person other than the Company or a wholly-owned subsidiary of the Company, such issuances shall be subject to the same right of first refusal principles as set forth in this Section 3.

     4.   Vesting of Employee Stock.  The Company shall not grant, after the
          -------------------------
date hereof, without the approval of the Board of Directors (including specifically the approving vote of G. Bradford Jones as long as he is a member of the Board of Directors), any stock option, stock award or other stock-based compensation arrangement to any employee, director or consultant of the Company under the Company's 1999 Stock Option Plan unless the terms thereof subject such option or shares to vesting over a four (4)-year period, vesting monthly or at such greater intervals as the Board of Directors shall determine; provided,
                                                                  --------
however, that (a) vesting may accelerate fully no fewer than six (6)  months
-------
following a change in control, or immediately following a change in control if the employee is terminated without cause, and (b) vesting may accelerate fully upon a change in control if the acquiring corporation does not assume the option, award or arrangement or tender an economically equivalent substitute option, award or arrangement.

     5.   Termination of Certain Provisions.  The rights set forth in Sections
          ---------------------------------
2.1 and 2.2, and the provisions of Sections 3 and Section 4, all shall terminate and be of no further force or effect upon the date the Company becomes subject to the reporting requirements of Section 13 or 1 S(d) of the Securities Exchange Act of 1934, as amended.

     6.   Miscellaneous.
          -------------

          6.1. Waivers and Amendments.  With the written consent of the Company
               ----------------------
and the Purchasers holding more than fifty percent (50%) of the Registrable Securities, the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent, the Company, when authorized by resolution of the Board of Directors, may amend this Agreement or enter into a supplementary agreement for the purpose of adding any provisions to this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the above percentage of Registrable Securities, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Registrable Securities. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each Purchaser, each future holder of any Registrable Securities and the Company.

          6.2. Notices.  All notices and other communications required or
               -------
permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telex or telecopy (as provided above) addressed (a) if to a Purchaser, at the address for such Purchaser set forth on the signature pages hereto or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any Other Holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its principal executive officer and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished in writing to the Purchasers.

          6.3. Descriptive Headings.  The descriptive headings herein have been
               --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

          6.4. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA AS APPLIED TO AGREEMENTS AMONG CALIFORNIA RESIDENTS, MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF CALIFORNIA.

          6.5. Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

          6.6. Facsimile Signatures.  Any signature page delivered by a fax
               --------------------
machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

          6.7. Expenses.  If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.8. Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

          6.9. Entire Agreement; Supercedence.  This Agreement constitutes the
               ------------------------------
full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement. This Agreement supersedes in its entirety the First Series A Investor Rights Agreement and the Second Series A Investor Rights Agreement; and the parties acknowledge that the foregoing agreements shall be of no further force or effect.

          6.10. Separability; Severability.  Unless expressly provided in this
                --------------------------
Agreement, the rights of each Purchaser under this Agreement are several rights, not rights jointly held with any other Purchasers. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Purchaser shall not affect the validity, legality or enforceability of this Agreement with respect to the other Purchasers. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

          6.11. Stock Splits.  All references to numbers of shares in this
                ------------
Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

          6.12. Authorization to Add Purchasers to Agreement.  The Board of
                --------------------------------------------
Directors shall have the absolute right to amend this Agreement further to add individuals or entities as Purchasers, and to add such Purchaser's names to the signature pages attached hereto upon such Purchaser's executing a counterpart signature page of this Agreement. The Company shall notify each Purchaser of the addition of new Purchasers pursuant to Section 6.2 hereof.

          6.13. Amendment of Series A Investor Rights Agreements; Consent to
                ------------------------------------------------------------
Series B Financing.  The undersigned First Series A Purchasers and Second
------------------
Series A Purchasers, constituting the holders of a majority of the Registrable Securities under the Series A Investor Rights Agreements, hereby agree to amend and restate the Series A Investor Rights Agreements in accordance with Section
6.1 of the Series A Investor Rights Agreements and hereby consent to the issuance of the Series B Preferred Stock pursuant to the Series B Agreement and the Company's Amended and Restated Certificate of Designations and the grant of registration rights to the Series B Investors under this Agreement.

                                     * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                           MULTILINK TECHNOLOGY CORPORATION
                                   A California corporation

                                   By:  /s/ Richard N. Nottenburg
                                      ---------------------------------------
                                      Richard N. Nottenburg
                                      President and CEO

FIRST SERIES A PURCHASERS:         BRENTWOOD ASSOCIATES IX, L.P.

                                   By:  Brentwood IX Ventures, LLC
                                        Its General Partner


                                        By: /s/ G. Bradford Jones
                                           ----------------------------------
                                            G. Bradford Jones
                                            Managing Member
                                            11150 Santa Monica Boulevard
                                            Suite 1200
                                            Los Angeles, California 90025

                                   BRENTWOOD AFFILIATES FUND III, L.P.

                                   By:  Brentwood IX Ventures, LLC
                                        Its General Partner


                                        By: /s/ G. Bradford Jones
                                           ----------------------------------
                                             G. Bradford Jones
                                             Managing Member
                                             11150 Santa Monica Boulevard
                                             Suite 1200
                                             Los Angeles, California 90025

SECOND SERIES A PURCHASERS:        GRAZIADIO FAMILY TRUST u/t/d 11/13/75



                                   By: /s/ Phillip M. Bardack
                                       ----------------------------------
                                       Phillip M. Bardack, Trustee
                                       16633 Ventura Blvd., Suite 510
                                       Encino, California 91436

                                   ROBERT W. CONN TRUST u/t/d 2/25/99



                                   By: /s/ Robert W. Conn
                                      -------------------------------------
                                       Robert W. Conn, Trustee
                                       2655 Mira Montana Place
                                       Del Mar, California 92014



                                   /s/ Donald Willfong
                                   ----------------------------------------
                                   Donald Willfong
                                   2711 Bellavista
                                   Santa Barbara, California 93108



                                   /s/ Mark J. Kelson
                                   ----------------------------------------
                                   Mark J. Kelson
                                   10365 Tennessee Avenue
                                   Los Angeles, California 90064

SERIES B PURCHASERS:               MERITECH CAPITAL PARTNERS L.P.


                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By:  /s/ Michael B. Gordon
                                      -----------------------------------------
                                        Michael B. Gordon, a managing member
                                        90 Middlefield Road
                                        Suite 201
                                        Menlo Park, California 94025

                                   MERITECH CAPITAL AFFILIATES L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By: /s/ Michael B. Gordon
                                      -----------------------------------------
                                       Michael B. Gordon, a managing member
                                       90 Middlefield Road
                                       Suite 201
                                       Menlo Park, California 94025

                                   REDPOINT VENTURES I, L.P.

                                   By:  Redpoint Ventures I, LLC
                                        its General Partner

                                   By: /s/ G. Bradford Jones
                                      -----------------------------------------
                                       G. Bradford Jones, Managing Director
                                       3000 Sand Hill Road
                                       Building 2, Suite 290
                                       Menlo Park, CA 94025

                                   REDPOINT TECHNOLOGY PARTNERS Q-1, L.P

                                   By:  Redpoint Ventures I, LLC
                                        its General Partner

                                   By: /s/ G. Bradford Jones
                                      -----------------------------------------
                                       G. Bradford Jones, Managing Director
                                       3000 Sand Hill Road
                                       Building 2, Suite 290
                                       Menlo Park, CA 94025

                                   REDPOINT TECHNOLOGY PARTNERS, A-1, L.P.

                                   By:  Redpoint Ventures I, LLC
                                        its General Partner

                                   By:  /s/ G. Bradford Jones
                                        ---------------------------------------
                                        G. Bradford Jones, Managing Director
                                        3000 Sand Hill Road
                                        Building 2, Suite 290
                                        Menlo Park, CA 94025

                                   REDPOINT ASSOCIATES I, LLC.

                                   By:  Redpoint Ventures I, LLC
                                        its General Partner

                                   By:  /s/ G. Bradford Jones
                                        ---------------------------------------
                                        G. Bradford Jones, Managing Director
                                        3000 Sand Hill Road
                                        Building 2, Suite 290
                                        Menlo Park, CA 94025

          FIRST AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS
                                   AGREEMENT

     Reference is hereby made to that certain Amended and Restated Investors' Rights Agreement dated March 31, 2000 (the "Agreement") by and among Multilink Technology Corporation, a California corporation, and the parties named therein.

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 6.12 of the Agreement, the Agreement is hereby amended to add the parties listed below as signatories thereto, and such parties shall be considered Purchasers (as defined in the Agreement) for all purposes thereunder. The Agreement shall remain in full force and effect, as amended hereby.

     IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Amended and Restated Investors' Rights Agreement this 7th day of April, 2000.

                                   PURCHASERS:

                                   TRW INC.,
                                   an Ohio corporation

                                   By: /s/ Wesley G. Bush
                                       ----------------------------
                                        Wesley G. Bush
                                        Vice President


                                   TAILWIND CAPITAL PARTNERS 2000, L.P.
                                   a Delaware limited partnership

                                   By: Thomas Weisel Capital Partners LLC
                                        General Partner

                                   By: /s/ David A. Baylor
                                       ----------------------------
                                        David A. Baylor
                                        General Counsel

ACKNOWLEDGED AND APPROVED BY:

MULTILINK TECHNOLOGY CORPORATION,
a California corporation

By: /s/ Richard N. Nottenburg
    -----------------------------
        Richard N. Nottenburg
        President and CEO

          SECOND AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS
                                   AGREEMENT


     Reference is hereby made to that certain Amended and Restated Investors' Rights Agreement dated March 31, 2000 (the "Agreement"), as amended on April 7, 2000 by and among Multilink Technology Corporation, a California corporation, and the parties named therein.

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 6.12 of the Agreement, the Agreement is hereby amended to add the parties listed below as signatories thereto, and such parties shall be considered Purchasers (as defined in the Agreement) for all purposes thereunder. The Agreement shall remain in full force and effect, as amended hereby.

     IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the Amended and Restated Investors' Rights Agreement this 27th day of April, 2000.

                                   PURCHASERS:

                                   CREDIT SUISSE FIRST BOSTON VENTURE
                                   FUND I, L.P.,
                                   a Delaware limited partnership

                                   By: QBB Management I, L.L.C.
                                        its General Partner

                                   By: /s/ Frank Quattrone
                                       --------------------------------
                                        Frank Quattrone
                                        Member

                                   CREDIT SUISSE FIRST BOSTON
                                   TECHNOLOGY FUND II, L.P.,
                                   a Delaware limited partnership

                                   By: Merchant Capital, Inc.
                                        its General Partner

                                   By: /s/ Frank Quattrone
                                       --------------------------------
                                        Frank Quattrone
                                        Director

                                   /s/ Mark S. Maron
                                   ------------------------------------
                                   Mark S. Maron

                  [Signature page to Second Amendment Amended
                   and Restated Investor's Rights Agreement]



ACKNOWLEDGED AND APPROVED BY:

MULTILINK TECHNOLOGY CORPORATION,
a California corporation

By: /s/ Richard N. Nottenburg
    ---------------------------------
        Richard N. Nottenburg
        President and CEO

      THIRD AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     Reference is hereby made to that certain Amended and Restated Investors' Rights Agreement dated March 31, 2000 (the "Agreement") by and among Multilink Technology Corporation, a California corporation, and the parties named therein.

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 6.12 of the Agreement, the Agreement is hereby amended to add the party listed below as a signatory thereto, and such party shall be considered a Purchaser (as defined in the Agreement) for all purposes thereunder. The Agreement shall remain in full force and effect, as amended hereby.

     IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Amended and Restated Investors' Rights Agreement this 18th day of May, 2000.


                                   PURCHASER:

                                   INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation

                                   By: /s/ Patrick J. Glennon
                                      -----------------------------------------

                                   Name: Patrick J. Glennon
                                        ---------------------------------------
                                   Title: Director, Corporate Development
                                         --------------------------------------

ACKNOWLEDGED AND APPROVED BY:

MULTILINK TECHNOLOGY CORPORATION,
a California corporation

By: /s/ Richard N. Nottenburg
    ----------------------------
        Richard N. Nottenburg
        President and CEO